UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2009

CHINA GENGSHENG MINERALS, INC.
(Exact name of registrant as specified in its charter)

STATE OF NEVADA	000-51527	91-0541437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People's Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant's Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 15, 2009, China Gengsheng Minerals, Inc.(the “Company”) issued a press release announcing its unaudited financial results for the first quarter ended March 31, 2009. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 1.01 by reference.

     The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit
Number	Description

99.1	Press Release issued on May 15, 2009 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Dated: May 15, 2009	/s/ Shunqing Zhang
Name: Shunqing Zhang
Title: Chief Executive Officer